Fixed Income Investor Presentation September 2019[Month] [Day], 2019Third Quarter 2021 Investor Presentation cshares, Inc. Exhibit 99.2

2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the securities laws that are derived utilizing assumptions, present expectations, estimates and projections about Allegiance. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues”, “anticipates,” “intends,” “projects,” “estimates,” “potential”, “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s expected future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. Additionally, the impact of the COVID-19 pandemic continues to evolve and its future effects on Allegiance are difficult to predict. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Because of these uncertainties, readers should not place undue reliance on any forward-looking statement. Allegiance disclaims any obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. GAAP Reconciliation of Non-GAAP Financial Measures We use certain non-GAAP financial measures to evaluate our performance. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, we review return on average tangible common equity, the ratio of tangible equity to tangible assets and adjusted net interest margin on a tax equivalent basis for internal planning and forecasting purposes. We have included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate these non-GAAP financial measures may differ from that of other companies reporting measures with similar names. A reconciliation of the non-GAAP financial measures is in the appendix. Safe Harbor Statement and Non-GAAP Financial Measures

Allegiance Bancshares, Inc. Overview

Franchise Footprint

Holding Company for Allegiance Bank; Headquartered in Houston, Texas



Beaumont
Houston
Galveston
10
45
ABTX Branch Locations (27)
Houston-The Woodlands-Sugar Land MSA
Beaumont-Port Arthur MSA

Company Overview

Providing full-service banking services for small- to medium-sized businesses

Operational History

- **27 full-service banking locations (at September 30, 2021)**
  - 26 in the Houston-The Woodlands-Sugar Land MSA
  - 1 in the Beaumont-Port Arthur MSA, just outside of Houston
- **Since opening in 2007, we have completed three whole bank acquisitions and one branch transaction:**
  - 2019: LoweryBank branch acquisition with $45.0 million in loans and $16.0 million in deposits
  - 2018: Post Oak Bank, N.A. (Post Oak Bancshares, Inc.) with $1.5 billion in total assets
  - 2015: Enterprise Bank (F&M Bancshares, Inc.) with $569.7 million in total assets
  - 2013: Independence Bank, N.A. with $222.1 million in total assets

Financial Highlights

	($ in millions)	9/30/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Balance Sheet	Total Assets	$ 6,759.8	$ 6,050.1	$ 4,992.7	$ 4,655.2	$ 2,860.2
	Total Loans	4,289.5	4,491.8	3,915.3	3,708.3	2,270.9
	Total Deposits	5,666.9	4,988.5	4,068.1	3,662.5	2,214.0
	Total Equity	798.6	758.7	709.9	703.0	306.9
Capital, Credit & Profitability	Loans/Deposits	75.69%	90.04%	96.24%	101.25%	102.57%
	NPAs/Assets	0.44%	0.63%	0.74%	0.72%	0.49%
	TCE/TA[(1)]	8.58%	8.90%	9.78%	10.29%	9.38%
	NIM (tax equivalent)[(2)]	3.90%	4.08%	4.22%	4.27%	4.34%
	ROAA[(2)]	1.14%	0.81%	1.10%	1.11%	0.65%
	ROATCE[(2)]	13.49%	9.33%	11.50%	11.20%	6.93%

(1) Please refer to the non-GAAP reconciliation in the appendix
(2) Annualized

AllegianceBancshares, Inc.

3

4 Financial Highlights – Third Quarter 2021  Assets of $6.76 billion, loans of $4.29 billion, deposits of $5.67 billion and shareholder's equity of $798.6 million at September 30, 2021 • Deposit growth of $749.5 million, or 15.2%, from the third quarter 2020 • Asset growth of $792.0 million, or 13.3%, from the third quarter 2020 • Funded over $1.08 billion in PPP loans in 2020 and 2021 Balance Sheet Growth  Strong net income of $19.1 million for the third quarter 2021 compared to $16.2 million for the third quarter 2020 and $22.9 million for the second quarter 2021  Third quarter 2021 earnings were impacted by: • Net interest income growth of $6.3 million, or 12.1%, from the third quarter 2020 and $1.6 million, or 2.8% from the second quarter 2021 • $2.3 million provision for credit losses compared to $1.3 million in the third quarter 2020 and a $2.7 million recapture of credit losses in the second quarter 2021  Diluted EPS of $0.93 translated into an annualized return on average assets and average tangible equity(1) of 1.14% and 13.49%, respectively Profitability Net Interest Income and Margin  Net interest income increased to $58.2 million for third quarter 2021 compared to $51.9 million for the third quarter 2020 and $56.6 million for the second quarter 2021 • PPP fees of $7.4 million recognized in the third quarter 2021 compared to $2.0 million in the third quarter 2020 and $6.4 million in the second quarter 2021 • Net interest margin on a tax equivalent basis decreased to 3.90% for the third quarter 2021 from 3.95% for the third quarter 2020 and 4.02% for the second quarter 2021 Recognitions and Awards  Recognized as a Winner of Distinction at the Houston 2021 BBB Awards of Excellence _____________________ (1) Please refer to the non-GAAP reconciliation in the appendix.

Deposit Market Share - Houston-The Woodlands-Sugar Land MSA

Institution (ST)	2021 Rank	2020 Rank	2021 Number of Branches	2021 Total Deposits In Market ($000)[1]	2021 Total Market Share (%)	2021 % of Company Deposits	2020 Total Deposits In Market ($000)[1]	2020 Total Market Share (%)	Size Profile[1]
Houston-The Woodlands-Sugar Land, TX									
JPMorgan Chase & Co. (NY)	1	1	176	$ 155,894,884	47.11	7.75	$ 144,957,958	48.45	>$1T
Wells Fargo & Co. (CA)	2	2	164	34,160,426	10.32	2.30	27,057,129	9.04	>$1T
Bank of America Corporation (NC)	3	3	112	26,436,694	7.99	1.41	23,787,159	7.95	>$1T
The PNC Finl Svcs Grp (PA)	4	4	86	14,991,787	4.53	3.33	16,073,270	5.37	>$500B
Zions Bancorp. NA (UT)	5	5	59	13,834,338	4.18	18.18	11,527,801	3.85	>$80B
Cullen/Frost Bankers Inc. (TX)	6	6	53	8,033,612	2.43	20.49	6,022,935	2.01	>$40B
Prosperity Bancshares Inc. (TX)	7	8	58	6,444,413	1.95	22.07	5,635,177	1.88	>$30B
Woodforest Financial Grp Inc. (TX)	8	10	105	6,280,274	1.90	72.01	5,349,523	1.79	>$9B
Capital One Financial Corp. (VA)	9	9	22	6,243,102	1.89	2.03	5,463,024	1.83	>$400B
Cadence Bancorp. (TX)	10	7	11	5,540,508	1.67	34.44	5,747,768	1.92	>$15B
Allegiance Bancshares Inc. (TX)	**11**	**11**	**26**	**5,215,366**	**1.58**	**95.53**	**4,568,351**	**1.53**	**~$6.5B**
Comerica Inc. (TX)	12	12	49	3,554,038	1.07	4.65	3,457,262	1.16	>$80B
Texas Capital Bancshares Inc. (TX)	13	13	2	3,543,956	1.07	12.10	3,037,992	1.02	>$30B
Truist Financial Corp. (NC)	14	15	21	2,197,317	0.66	0.53	1,870,728	0.63	>$500B
BOK Financial Corp. (OK)	15	16	11	2,127,591	0.64	5.65	1,802,005	0.60	>$40B
CBTX Inc. (TX)	16	14	17	1,917,457	0.58	55.61	1,923,017	0.64	>$40B
Regions Financial Corp. (AL)	17	18	52	1,830,098	0.55	1.38	1,692,428	0.57	>$100B
Veritex Holdings Inc. (TX)	18	17	11	1,801,212	0.54	25.39	1,694,437	0.57	>$9B
Independent Bk Group Inc. (TX)	19	19	13	1,791,921	0.54	11.89	1,585,009	0.53	>$15B
First Horizon Corp. (TN)	20	20	7	1,700,009	0.51	2.29	1,533,609	0.51	>$80B
Total For Institutions In Market			**1,404**	**$ 330,888,412**			**$ 299,201,648**		

Source: S&P Global Intelligence as of June 30, 2021.

(1) As of June 30 of the year shown, on a pro forma basis reflecting any announced acquisition.

AllegianceBancshares, Inc.

5

6 Historical Balance Sheet Growth Total LoansTotal Assets Total EquityTotal Deposits _____________________ Note: Dollars in millions. (1) Includes $1.50 billion in assets acquired on October 1, 2018. (2) Includes $1.16 billion of acquired loans at fair value on October 1, 2018. (3) Includes $1.29 billion of acquired deposits on October 1, 2018. (4) Includes $45.0 million of loans acquired on February 1, 2019. (5) Includes $16.0 million of deposits acquired on February 1, 2019. $2,451 $2,860 $4,655 $4,993 $6,050 $6,760 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2016 2017 2018 2019 2020 2021 Q3 Assets Acquired Assets (1) (4) $1,892 $2,271 $3,708 $3,915 $4,492 $4,289 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2016 2017 2018 2019 2020 2021 Q3 Loans Acquired Loans (2) (4) $1,870 $2,214 $3,663 $4,068 $4,988 $5,667 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2016 2017 2018 2019 2020 2021 Q3 Deposits Acquired Deposits (3) (5) $280 $307 $703 $710 $759 $799 $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 2021 Q3

7 $80.2 $89.9 $103.7 $128.6 $179.5 $202.7 $51.9 $58.2 4.68% 4.37% 4.34% 4.27% 4.22% 4.08% 3.95% 3.90% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 2015 2016 2017 2018 2019 2020 2020 Q3 2021 Q3 Ne t I nt er es t M ar gi n (T ax E qu iv al en t) Ne t I nt er es t I nc om e Net Interest Income Net Interest Margin (TE) Earnings Performance Net Interest Income and Net Interest MarginNet Income and Earnings per Share _____________________ Note: Dollars in millions, except per share numbers. (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax). (2) Includes $1.8 million and $1.7 million of core system conversion and acquisition and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments. (3) Includes $9.6 million of acquisition accounting adjustments, $1.4 million of pre-tax severance expense and a $1.1 million FDIC Small Bank Assessment Credit. (1) (2) (3) (4) Includes $3.1 million of acquisition accounting adjustments; Adjusted net interest margin (tax equivalent) adjusted for acquisition accounting adjustments was 4.17%. Please refer to the non-GAAP reconciliation in the appendix. (5) Includes $9.6 million of acquisition accounting adjustments; Adjusted net interest margin (tax equivalent) adjusted for acquisition accounting adjustments was 4.00%. Please refer to the non-GAAP reconciliation in the appendix. (6) Annualized for the quarter ending September 30 for each respective year. (4) (5) (6) (6) $15.8 $22.9 $17.6 $37.3 $53.0 $45.5 $16.2 $19.1 $1.43 $1.75 $1.31 $2.37 $2.47 $2.22 $0.79 $0.93 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2015 2016 2017 2018 2019 2020 2020 Q3 2021 Q3 Ea rn in gs p er S ha re ($ ) Ne t I nc om e Net Income Earnings per Share (Diluted)

Earnings Performance, continued

Return on Average Assets


0.60%
0.65%
0.78%
0.75%
0.81%
0.98%
0.65%
1.11%
1.10%
0.81%
1.09%
1.14%
2011
2012
2013
2014
2015
2016 (3)
2017
2018 (4)(5)
2019 (6)
2020
2020 Q3 (2)
2021 Q3 (2)

Return on Average Tangible Common Equity[1]


6.30%
7.38%
9.22%
8.70%
9.52%
9.96%
6.93%
11.20%
11.50%
9.33%
12.72%
13.49%
2011
2012
2013
2014
2015
2016
2017
2018
2019 (6)
2020
2020 Q3 (2)
2021 Q3 (2)

Efficiency Ratio[7]


74.4%
69.0%
69.2%
67.8%
65.3%
62.3%
63.9%
63.7%
63.0%
60.6%
60.6%
56.9%
2011
2012
2013
2014
2015
2016 (3)
2017
2018 (4)(5)
2019 (6)
2020
2020 Q3
2021 Q3

Noninterest Expense to Average Assets


3.26%
2.99%
2.82%
2.80%
2.83%
2.53%
2.59%
2.58%
2.50%
2.26%
2.19%
2.05%
2011
2012
2013
2014
2015
2016
2017
2018 (4)
2019
2020
2020 Q3 (2)
2021 Q3 (2)

(1) Please refer to the non-GAAP reconciliation in the appendix.
(2) Annualized for the quarter ending September 30 for each respective year.
(3) Includes a one-time gain from sale of branches of $1.3 million (after-tax).
(4) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively.
(5) Includes $3.1 million of acquisition accounting adjustments.
(6) Includes $9.6 million of acquisition accounting adjustments, $1.3 million of acquisition and merger related expenses, $1.4 million of pre-tax severance expense, $1.1 million FDIC Small Bank Assessment Credit, $1.5 million of gain on sales of securities offset by $572 thousand of prepayment penalties and $376 thousand of SBIC income
(7) Represents total noninterest expense divided by the sum of net interest income plus noninterest income, excluding net gains and losses on the sale of loans, securities and assets. Additionally, taxes and provision for loan losses are not part of this calculation.

AllegianceBancshares, Inc.
8

9 4.89% 5.09% 5.15% 5.09% 5.32% 5.25% 5.11% 5.06% 5.07% 5.00% 0.57% 0.49% 0.41% 0.32% 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2020Q3 2020Q4 2021Q1 2021Q2 2021Q3 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% Co st of D ep os its Yi eld o n Lo an s Yield on Loans Yield on Loans (excl. PPP) Cost of Deposits 3.95% 4.14% 4.19% 4.02% 3.90% 3.91% 4.12% 4.17% 4.01% 3.89% 2020Q3 2020Q4 2021Q1 2021Q2 2021Q3 3.50% 3.70% 3.90% 4.10% 4.30% 4.50% 4.70% Net Interest Margin (TE) Adjusted Net Interest Margin (TE) Yields and Cost Analysis Net Interest Margin(2)Loan Portfolio Reported Yields and Total Deposit Costs _____________________ (1) Adjusted net interest margin excludes acquisition accounting adjustments. Please refer to the non-GAAP reconciliation in the appendix. (2) Annualized for each respective quarter (1)(2) (2)

10 Common Equity Tier 1 RatioTangible Equity / Tangible Assets(1) Total Risk-Based RatioTier 1 Risk-Based Ratio Capital Position _____________________ (1) Please refer to the non-GAAP reconciliation in the appendix. 9.82% 9.38% 10.29% 9.78% 8.90% 8.58% 2016 2017 2018 2019 2020 2021 Q3 11.30% 10.54% 11.76% 11.42% 11.80% 12.37% 2016 2017 2018 2019 2020 2021 Q3 11.73% 10.92% 12.01% 11.66% 12.04% 12.60% 2016 2017 2018 2019 2020 2021 Q3 12.57% 13.43% 13.70% 14.83% 15.71% 16.13% 2016 2017 2018 2019 2020 2021 Q3

11 Deposit Composition and Growth Deposit Growth TrendDeposit Composition _____________________ Note: Dollars in millions. As of the quarter ended September 30, 2021. Certificates and Other T ime 24.4% Noninterest-bearing 36.8% Interest- bearing Demand 10.5% Money Market and Savings 28.3% Deposit Category ($) (%) Noninterest-bearing $ 2,086.7 36.8% Interest-bearing Demand 595.0 10.5% Money Market and Savings 1,604.2 28.3% Certificates and Other Time 1,381.0 24.4% Total $ 5,666.9 100.0% $1,870 $2,214 $3,663 $4,068 $4,988 $5,666 31.7% 30.9% 33.0% 30.8% 34.2% 36.8% 0.0% 10.0% 20.0% 30.0% 40.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2016 2017 2018 2019 2020 2021 Q3 No ni nt er es t-b ea rin g D ep os its to To ta l D ep os its De po sit s Deposits Noninterest-bearing (%)

Loan Portfolio Composition

Total Loan Portfolio Composition

54.1% of CRE is Owner-Occupied



Residential Construction 2.5%
CRE C&D 8.9%
1-4 family residential 15.9%
CRE (incl. multifamily) 48.3%
C&I 17.0%
Consumer & Other 0.6%
Paycheck Protection Program (PPP) 6.8%

Loan Category	($)	(%)
C&I	$ 728.9	17.0%
Paycheck Protection Program (PPP)	290.0	6.8%
CRE (incl. multifamily)	2,073.5	48.3%
CRE C&D	382.6	8.9%
1-4 family residential	683.9	15.9%
Residential construction	104.7	2.5%
Consumer & Other	25.9	0.6%
Total	**$ 4,289.5**	**100.0%**

CRE (incl. multi-family) by Property Type



Hotel / Motel 5.4%
Restaurant / Bar 3.9%
C-Store 13.4%
Industrial Warehouse 14.6%
Multi-Family 3.8%
Church Facility 3.7%
Office 15.7%
Day Care 3.0%
Service Center 3.0%
Retail 17.6%
Other 7.3%
Healthcare 2.2%
Rental / Investment 2.2%
Mini Storage 2.2%
Recreational 2.0%

Property Type	($)	(%)
Retail	$ 364.7	17.6%
Office	325.6	15.7%
Industrial Warehouse	302.3	14.6%
C-Store	277.4	13.4%
Hotel / Motel	111.6	5.4%
Restaurant / Bar	80.1	3.9%
Multi-Family	79.2	3.8%
Church Facility	76.9	3.7%
Day Care	62.6	3.0%
Service Center	61.4	3.0%
Healthcare	46.2	2.2%
Rental / Investment	46.0	2.2%
Mini Storage	45.5	2.2%
Recreational	41.8	2.0%
Other[(1)]	152.2	7.3%
Total	**$ 2,073.5**	**100.0%**

CRE Construction by Property Type



Retail / Wholesale 6.5%
Resi. Vacant Land-Future Constr. 11.2%
C-Store 6.5%
Industrial / Warehouse 3.3%
Vacant Land-Future Construction 14.4%
Mobile Home / RV Park 3.1%
Office 5.8%
Vacant Land-Near Term 29.7%
Church Facility 2.7%
Multi-Family 2.7%
Other 11.7%
Service Center 2.5%

Property Type	($)	(%)
Vacant Land-Near Term	$ 113.6	29.7%
Vacant Land-Future Construction	55.0	14.4%
Resi. Vacant Land-Future Constr.	42.8	11.2%
C-Store	25.0	6.5%
Retail / Wholesale	25.0	6.5%
Office	22.1	5.8%
Industrial / Warehouse	12.5	3.3%
Mobile Home / RV Park	11.8	3.1%
Church Facility	10.5	2.7%
Multi-Family	10.4	2.7%
Service Center	9.7	2.5%
Other[(1)]	44.2	11.7%
Total	**$ 382.6**	**100.0%**

Note: Dollars in millions, unless otherwise noted. As of the quarter ended September 30, 2021.
(1) Includes classifications less than 2.0% of total composition.

AllegianceBancshares, Inc.
12

PPP Loan Success – Over $1.08 Billion Funded

- **Tremendous support to our customers and non-customers**
  - SBA Preferred Lender, Ranked #3 in PPP lending in Houston Region
  - Supported over 123,000 jobs
  - Approximately 4,000 new customers from the PPP effort
  - Customer retention program to retain our "new to bank" customers and expand "existing customer" relationships

- **Net fees from PPP programs amortized over the life of the loan**
  - Net fees recognized in the nine months ended 2021 of $20.7 million
  - Net fees recognized in the nine months ended 2020 of $5.1 million
  - Unamortized net fees of $10.8 million as of September 30, 2021

Total PPP Loan Composition



Commercial Construction 17.6%
Manufacturing 13.2%
Retail / Wholesale 9.5%
Restaurants / Bars 9.8%
Services 23.7%
Health Care / Social Assistance 7.6%
Other(1) 5.5%
Finance / Insurance 2.2%
Transportation 3.1%
Oil and Gas 3.6%
Real Estate, Rental, Leasing 4.2%

As of September 30, 2021

PPP Program	Number of Loans Funded	Amount of Loans Funded (in thousands)	Average Funded Loan Size (in thousands)	Weighted Average Fee	Amount of Funded Loans under $150,000 (in thousands)	Balance of Funded Loans (in thousands)
2020	6,334	$ 710,234	$ 112.1	3.32%	$ 340,314	$ 26,309
2021	3,708	374,594	$ 101.0	4.95%	120,510	263,719
Total	**10,042**	**$ 1,084,828**			**$ 460,824**	**$ 290,028**

(1) Includes classifications less than 2.0% of total composition.

AllegianceBancshares, Inc.

13

14 Loan Deferral Composition as of September 30, 2021 _____________________ Note: Dollars in thousands. Loan Category Outstanding Loan Balance Loan Balance Percent Loan Balance Percent Loan Balance Percent Commercial and industrial 728,897$ 979$ 2.6% 78,871$ 10.1% 79,850$ 9.7% Paycheck Protection Program (PPP) 290,028 - 0.0% - 0.0% - 0.0% Real estate: Commercial real estate (including multi-family resident 2,073,521 32,780 87.6% 587,195 75.1% 619,975 75.7% Commercial real estate construction and land developm 382,610 1,987 5.3% 40,294 5.2% 42,281 5.2% 1-4 family residential (including home equity) 683,919 1,688 4.5% 73,530 9.4% 75,218 9.2% Residential construction 104,638 - 0.0% 1,321 0.2% 1,321 0.2% Consumer and other 25,856 - 0.0% 522 0.1% 522 0.1% Total loans 4,289,469$ 37,434$ 100.0% 781,733$ 100.0% 819,167$ 100.0% Inside of Deferral Period Outside of Deferral Period Total Loans That Have Had a Deferral

15 Allowance / Total LoansAllowance / Nonperforming Loans Net Charge-offs / Average Loans(1)Nonperforming Loans / Total Loans Strong Asset Quality (1) Annualized for the quarter ending September 30, 2021. 211.3% 300.0% 121.0% 258.8% 259.0% 252.7% 107.3% 177.4% 79.9% 103.8% 184.0% 178.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 1.25% 1.20% 1.13% 0.80% 0.82% 0.78% 0.95% 1.04% 0.71% 0.75% 1.18% 1.18% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 0.59% 0.02% 0.94% 0.31% 0.32% 0.31% 0.88% 0.59% 0.89% 0.72% 0.64% 0.66% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 0.29% 0.25% 0.25% 0.02% 0.06% 0.06% 0.04% 0.36% 0.06% 0.07% 0.12% 0.04% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3

Appendix: Non-GAAP Reconciliation

Our management uses certain non-GAAP financial measures in its analysis of our performance:

- **"Tangible Shareholders' Equity"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Tangible shareholders' equity is defined as total shareholders' equity reduced by goodwill and core deposit intangibles, net of accumulated amortization. This measure is important to investors interested in changes from period to period in shareholders' equity, exclusive of changes in intangible assets. For tangible shareholders' equity, the most directly comparable financial measure calculated in accordance with GAAP is total shareholders' equity. Goodwill and other intangible assets have the effect of increasing total shareholders' equity while not increasing our tangible shareholders' equity.

- **"Tangible Equity to Tangible Assets"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Tangible equity to tangible assets is defined as total shareholders' equity reduced by goodwill and core deposit intangibles, net of accumulated amortization, divided by tangible assets, which are total assets reduced by goodwill and core deposit intangibles, net of accumulated amortization. This measure is important to investors interested in changes from period to period in equity and total assets, each exclusive of changes in intangible assets. For tangible equity to tangible assets, the most directly comparable financial measure calculated in accordance with GAAP is total shareholders' equity to total assets. Goodwill and other intangible assets have the effect of increasing both total shareholders' equity and assets while not increasing our tangible common equity or tangible assets.

	For the Years Ended December 31,					For the Quarters Ended September 30,	
	2016	2017	2018	2019	2020	2020[1]	2021[1]
Total Shareholders' Equity	$ 279,817	$ 306,865	$ 702,984	$ 709,865	$ 758,669	$ 753,053	$ 798,592
Less: Goodwill and Core Deposit Intangibles, net	43,444	42,663	249,712	245,518	241,596	242,549	239,124
Tangible Shareholders' Equity	$ 236,373	$ 264,202	$ 453,272	$ 464,347	$ 517,073	$ 510,504	$ 559,468
Total Assets	$ 2,450,948	$ 2,860,231	$ 4,655,249	$ 4,992,654	$ 6,050,128	$ 5,967,751	$ 6,759,761
Less: Goodwill and Core Deposit Intangibles, net	43,444	42,663	249,712	245,518	241,596	242,549	239,124
Tangible Assets	$ 2,407,504	$ 2,817,568	$ 4,405,537	$ 4,747,136	$ 5,808,532	$ 5,725,202	$ 6,520,637
Tangible Equity to Tangible Assets	**9.82%**	**9.38%**	**10.29%**	**9.78%**	**8.90%**	**8.92%**	**8.58%**
	For the Year Ended December 31,					For the Quarters Ended September 30,	
	2016	2017	2018	2019	2020	2020[1]	2021[1]
Net Income Attributable to Shareholders	$ 22,851	$ 17,632	$ 37,309	$ 52,959	$ 45,534	$ 16,170	$ 19,060
Average Shareholders' Equity	273,211	297,627	413,441	708,269	731,688	748,647	800,146
Less: Average Goodwill and Core Deposit Intangibles, net	43,880	43,050	80,384	247,854	243,513	243,015	239,497
Average Tangible Common Shareholders' Equity	$ 229,331	$ 254,577	$ 333,057	$ 460,415	$ 488,175	$ 505,632	$ 560,649
Return on Average Tangible Common Equity	**9.96%**	**6.93%**	**11.20%**	**11.50%**	**9.33%**	**12.72%**	**13.49%**

Note: Dollars in thousands.
(1) Annualized for each respective quarter.

AllegianceBancshares, Inc.

16

Non-GAAP Reconciliation, continued

- **"Adjusted Net Interest Margin (TE)"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Adjusted net interest margin is defined as net interest income, net of related acquisition accounting adjustments, divided average earnings assets. This measure is important to investors interested in changes from period to period in net interest income, exclusive of the impact from related acquisition accounting adjustments. For adjusted net interest margin, the most directly comparable financial measure calculated in accordance with GAAP is net interest margin.

	For the Three Months Ended,				
	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021
Interest Income	$ 60,811	$ 63,047	$ 62,828	$ 62,832	$ 63,893
Interest Expense	8,902	8,145	7,130	6,236	5,727
Tax Equivalent Adjustment	537	574	619	691	707
Net Interest Income (TE)	**52,446**	**55,476**	**56,317**	**57,287**	**58,873**
Less: Acquisition Accounting Adjustments	(598)	(342)	(155)	(206)	(146)
Adjusted Net Interest Income (TE)	**$ 51,848**	**$ 55,134**	**$ 56,162**	**$ 57,081**	**$ 58,727**
Average Earning Assets	$ 5,281,517	$ 5,329,107	$ 5,456,445	$ 5,713,429	$ 5,996,153
Net Interest Margin (TE) (1)	**3.95%**	**4.14%**	**4.19%**	**4.02%**	**3.90%**
Adjusted Net Interest Margin (TE) (1)	**3.91%**	**4.12%**	**4.17%**	**4.01%**	**3.89%**

Note: Dollars in thousands.
(1) Annualized for each respective quarter.

AllegianceBancshares, Inc.
17